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                                                                Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Teradyne, Inc. of our report dated September 20, 1995 appearing on page 19 of the Megatest Corporation's Annual Report on Form 10-K for the year ended August 31, 1995. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP
San Jose, California
October 26, 1995